U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

FORM 8-K

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 15, 2004

COFFEE PACIFICA, INC.

(Exact name of small business issuer as specified in its charter)

Nevada	333-10170-2	46-0466417
(State or other jurisdiction of incorporation or organization)	Commission File No	(IRS Employer Identification Number)

P.O. Box 95012, 8726 Barnard Street, Vancouver, B.C., Canada	V6P 6A6
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (604) 274 8004

(Former name, former address and former fiscal year, if changed since last report.)

_________________________________________

Item 4.	Changes in Registrant's Certifying Accountant.

On July 15, 2004, Coffee Pacifica, Inc. (the "Company") engaged Moore Stephens Ellis Foster LTD. ("Moore Stephens Ellis Foster") as the Company's independent registered public accounting firm. Moore Stephens Ellis Foster is registered with the Public Company Accounting Oversight Board ("PCAOB").  The decision to select Moore Stephens Ellis Foster was approved by the Board of Directors of the Company.

The Board of Directors of the Company accepted the resignation of David E. Coffey, CPA who withdrew his registration with the PCAOB effective June 15, 2004.

David E. Coffey's reports on the financial statements of Coffee Pacifica, Inc. for the two most recent fiscal years ended December 31, 2003 and 2002 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to audit scope, procedure or accounting principles except that the reports were modified as to uncertainty and contained a disclosure stating that the financial statements were prepared based on the assumption that Company would continue as a going concern.

During the Company's two most recent fiscal years ended December 31, 2003 and 2002 and the subsequent interim period through June 15, 2004, there were no disagreements between the Company and David E. Coffey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to David E. Coffey's satisfaction, would have caused him to make reference to the subject matter of the disagreement in connection with their reports on the Company's financial statements for such years; and there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided David E. Coffey with a copy of the foregoing disclosures. A copy of David E. Coffey's letter stating his agreement with such statements is filed herewith as Exhibit 16.

During the two most recent fiscal years ended December 31, 2003 and 2002 and the subsequent interim period preceding such engagement, neither the Company nor anyone on its behalf consulted Moore Stephens Ellis Foster regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, nor did Moore Stephens Ellis Foster provide to the Company a written report or oral advice regarding such principles or audit opinion; or (2) any matter that was either the subject of a disagreement (as defined in Item 304(a)(l)(iv) and the related instructions of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 5.	Other Events and Regulation FD Disclosure

Coffee Pacifica, Inc. commenced quotation on the OTC Bulletin Board under the symbol "CFPC" on July 8, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                                                                COFFEE PACIFICA, INC.

Date: July 15, 2044 /s/ Shailen Singh

                                                                Shailen Singh, President & CEO